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                                  EXHIBIT 10.4
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                              Amended and Restated
                              Employment Agreement
                              of Arthur S. Goldberg

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      EMPLOYMENT AGREEMENT, effective as of August 1, 2000, by and between
HI-TECH PHARMACAL CO., INC., a Delaware corporation with offices at 369 Bayview Avenue, Amityville, New York 11701 (the "Corporation"), and ARTHUR S. GOLDBERG, an individual residing at 58 Peppermint Road, Commack, New York 11725 (the Executive").

                               W I T N E S S E T H
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     WHEREAS, the Corporation desires to secure the services of the Executive upon the terms and conditions hereinafter set forth; and

     WHEREAS, the Executive desires to render services to the Corporation upon the terms and conditions hereinafter set forth.

     NOW, THEREFORE, the parties mutually agree as follows:


     Section 1. Employment. The Corporation hereby employs the Executive and the
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Executive hereby accepts such employment, as an executive of the Corporation, subject to the terms and conditions set forth in this Agreement.

     Section 2.  Duties. Executive shall serve as Vice President-Finance and
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Chief Financial Officer of the Corporation and shall properly perform such duties as may be assigned to him from time to time by the Board of Directors of the Corporation. If requested by the Corporation, the Executive shall serve on any committee of the Board of Directors without additional compensation. There shall be no diminution or change in Executive's status or title without his express written consent. During the term of this Agreement, the Executive shall devote substantially all of his business time to the performance of his duties hereunder unless otherwise authorized by the Board of Directors.

     Section 3. Term of Employment. The term of the Executive's employment shall
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commence as of the date hereof and shall continue until July 31, 2002.

     Section 4. Compensation of Executive.
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             4.1. Compensation. The Corporation shall pay to the Executive as annual compensation for his services hereunder a salary ("Salary") in an amount equal to $134,388 per annum, effective September 1, 2000.
Such annual compensation shall be adjusted annually, commencing
September 1, 2001 by the annual change in the New York City
Metropolitan Consumer Price Index or such other agreed upon substitute, but no less than 5% per annum.



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     4.2. Bonus. In addition to his annual Salary the Executive may receive a
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bonus ("Bonus") during each year of employment. Such Bonus shall be determined by the Board of Directors, in its sole discretion.

     4.3. Expenses. The Corporation shall pay or reimburse the Executive for all
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reasonable and necessary business, travel or other expenses, upon proper documentation thereof, which may be incurred by him in connection with rendition of the services contemplated hereunder.

     4.4. Benefits. During the term of this Agreement the Executive shall be
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entitled to participate in such pension, profit sharing, group insurance, option plans, hospitalization, and group health benefit plans and all other benefits and plans as the Corporation provides to its senior executives.

     4.5. Discretionary Payments. Nothing herein shall preclude the Corporation
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for paying Executive such bonus or bonuses or other  compensation, as the Board of Directors, in their discretion, may authorize from time to time.

Section 5. Termination.
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     5.1. Salary Termination. This Agreement shall terminate upon the death,
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Total Disability, as hereinafter defined, or termination of employment of the
Executive. The Corporation shall pay to the Executive, any person designated in writing or if no such person is designated, to his estate, as the case may be, the aggregate amount of the Salary up to the end of the month in which death, Total Disability, or termination of employment occurs.

     5.2. Termination For Cause. In the event Executive is discharged For Cause,
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as hereinafter defined, Total Disability or because Executive wrongfully leaves his employment hereunder, then, upon such occurrence, the Agreement shall be deemed terminated and the Corporation shall be released from all obligations to Executive with respect to this Agreement.

     5.3. Voluntary Termination. In the event that the Executive voluntarily
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terminates his employment hereunder, then, (i) the Executive shall receive a severance payment equal to six (6) months compensation payable in six equal monthly payments, (ii) the Executive's right to all other compensation hereunder shall terminate as of the date of such termination, except that the Executive shall be entitled to receive any Salary earned and accrued, and reimbursement for expense incurred, prior to the date of termination.

     5.4. Definitions. As used herein, the term "For Cause' shall mean (i)
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Executive's conviction in a court of law of any crime or offense which constitutes a felony in the jurisdiction involved, or (ii) willful misconduct, or (iii) willful breach of his responsibilities under this Agreement.


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   Section 6.   Disability.
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           6.1. Total Disability. In the event the Executive is mentally or
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physically incapable or unable to perform his regular and customary duties of employment with the Corporation for a period of ninety (90) consecutive days the Executive shall be deemed to be suffering from a Total Disability.

          6.2. Payment During Disability. In the event of the Executive is
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unable to perform his duties hereunder by reason of a disability, which disability does not constitute Total Disability, the Corporation shall continue to pay the Executive his Salary during the continuance of such disability.

 Section 7.    Vacations. The Executive shall be entitled to a vacation of
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(3) weeks per year, and shall be entitled to a vacation of (4) weeks per year after ten (10) years of employment, during which period his Salary shall be paid in full.The Executive shall take his vacation at such time or times as the Executive and the Corporation shall determine is mutually convenient.

Section 8.     Disclosure of Confidential Information.
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        8.1.   Disclosure. Executive recognizes that he will have access to
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secret and confidential information regarding the Corporation, its products, know-how, customers and plans. Executive acknowledges that such information is of great value to the Corporation, is the sole property of the Corporation, and has been and will be acquired by him in confidence. In consideration of the obligations undertaken by the Corporation herein, Executive will not, at any time, during or after his employment hereunder, reveal, divulge or make known to any person, any information acquired by the executive during the course of his employment, which is treated as confidential by the Corporation and otherwise not in the public domain.

       8.2.  Survival.  The provisions of this Section 8 shall survive
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Executive's employment hereunder.


Section 9.   Indemnification.
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     9.1. The Corporation hereby agrees to indemnify and hold harmless Executive to the fullest extent permitted by the Corporation's Certificate of Incorporation, By-Laws, the Delaware Business Corporation Law (the "ABCL") or any other applicable law, as any or all may be amended from time to time, against any and all amounts which he is or becomes obligated to pay because of any charge, claim or claims, whether civil or criminal, made against him if the Executive acted in good faith and in a manner the Executive reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the Executive's conduct was unlawful, while he has acted or is acting in his capacity as an employee of the Corporation or affiliate thereof and because of him being an employee provided that no indemnification shall be made in respect of any claim, issue or matter as to which the Executive shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper. The payments which the Corporation will be obligated to make hereunder shall include but shall not be limited to all expenses (including reasonable attorney's fees), damages, judgments, fines, settlements and costs, costs of investigation and costs of defense of any actual or threatened legal actions or claims, or any actual or threatened judicial, administrative or other proceedings, and appeals therefrom and costs of attachment or similar bonds, as set forth in Section 9.1 hereof; provided however, that the Corporation shall not be obligated to pay fines or other obligations or fees imposed or other obligations or fees imposed by law or otherwise which is prohibited by applicable law from paying as indemnity.

     9.2. As a condition precedent to his right to be indemnified hereunder, Executive shall give the Corporation notice in writing as soon as practicable of any claim made against him for which indemnity will or could be sought under this Agreement.

     9.3. The Executive shall fully cooperate with the Corporation in connection with any matter, which results in the assertion of a claim by the Executive for indemnification hereunder. The Corporation shall be entitled at its own expense to participate in the defense of any proceeding, claim or action, or, if it shall elect, to assume such defense, in which event such defense shall be conducted by counsel chosen by the Corporation.

     9.4. The Corporation shall not be liable under this Agreement to make any payment in connection with any claim:

          (a) for which payment is actually made to the Executive under valid and collectable insurance policies, premiums for which are paid by the Corporation or any of its affiliates, except in respect of any deductible and excess beyond the amount of payment under such insurance;


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               (b) for which the Executive is indemnified by the Corporation otherwise than pursuant to this Agreement, provided such amount has previously been paid to the Executive;

               (c) (i) based upon or attributable to the Executive gaining in fact any personal profit or advantage to which he was not legally entitled or (ii) based upon any grossly negligent or intentional misstatement of material facts in any of the documentation filed by the Corporation pursuant to the disclosure requirements of The Securities and Exchange Act;

               (d) brought about or contributed to by the dishonesty of the Executive seeking payment hereunder; and

               (e) by the Executive who acts as a plaintiff suing the Corporation, its affiliates or other directors, officers or shareholders of the Corporation or its affiliates or other directors or officers of the Corporation or its affiliates.

          9.5. The obligations of the Corporation hereunder will survive
(1) any actual or purported termination of this Agreement by the
Corporation or its successors or assigns, whether by operation of law or otherwise, (2) any change in the Corporation's Certificates of
Incorporation or By-laws, and (3) termination of the Executive's services to the Corporation or its affiliates (whether such services were terminated by the Corporation, such affiliate or the Executive), whether or not a claim is made or an action or proceeding is threatened or commenced before or after the actual or purported termination of this Agreement, change in the Corporation's Certificate of Incorporation or By-laws, or termination of the Executive's services.
      Section 10. Miscellaneous.
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              10.1. Injunctive relief. Executive agrees that any breach
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or threatened breach by him of Section 8 of this Agreement shall entitle the
Corporation, in addition to all other legal remedies available to it, to apply to any court of competent jurisdiction to enjoin such breach or threatened breach. The parties understand and intend that each restriction agreed to by the Executive herein above shall be construed as separable and divisible from every other restriction, that the unenforceability of any restriction shall not limit the enforceability, in whole or in part, of any other restriction, and that one or more or all of such restrictions may be enforced in whole or in part as the circumstances warrant. In the event that any restriction in this Agreement is more restrictive than permitted by law in the jurisdiction in which the Corporation seeks enforcement thereof, such restriction shall be limited to the extent permitted by law.

              10.2. Assignment. Neither Executive nor the Corporation
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may assign or delegate any of their rights or duties under
this Agreement.

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     10.3 Entire Agreement. This Agreement constitutes and embodies the all and
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complete _understanding and agreement of the parties with respect to the
Executive's employment by the Corporation, supersedes all prior _understandings and agreements, if any, whether oral or written, between the executive and the Corporation and shall not be amended, modified or changed except by an instrument in writing executed by the party to be charged. The invalidity or partial invalidity of one or more provisions of this Agreement shall not invalidate any other provision of this Agreement. No waiver by either party of any provision or condition to be performed shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or any prior or subsequent time.

     10.4. Binding Effect. This Agreement shall inure to the benefit of, be
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binding upon and enforceable against, the parties hereto and their respective successors and permitted assigns.

     10.5. Captions. The captions contained in this Agreement are for
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convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

     10.6. Notices. All notices, requests, demands and other communications
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required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given when personally delivered or sent by fax or certified, mail, postage prepaid, to the party at the address set forth above or to such other address as either party may hereafter give notice of in accordance with the provisions hereof.

     10.7. Governing Law. This Agreement shall be governed by and construed in
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accordance with the laws of the State of New York.

     10.8. Counterparts. This Agreement may be executed simultaneously in two or
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more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth above.

                           Hi-Tech Pharmacal Co., Inc.

                           By: /s/ David S. Seltzer
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                           Dated: 2/1/01




                           By: /s/ Arthur Goldberg
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                           Dated: 2/1/01


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